Capital management	12 Months Ended
Dec. 31, 2020
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Capital management
5.	Capital management
The equity capital of the Group was formed by injecting shares of its operating subsidiaries into Mechel PAO. This together with obtaining profits allowed the Group to raise debt to finance major investment projects as well as to acquire new companies. Although it has always been the Group’s priority to create and grow the shareholders’ value, during the past several years, the Group has become more focused on managing its debt, which has been the major source for expansion and growth.
Metals and mining industry is known for its capital intensive investment cycle requiring secure long-term financing. In 2012-2015, high price volatility on the coal seaborne market and metal market resulted in the decrease in the Group’s operating profit and impairments of non-current
assets. Devaluation of the national currency (Russian ruble) affected the amount of foreign exchange losses and increase in cost of financing on local and foreign debt markets. These factors became the major reason for the losses incurred by the Group in the past and resulted in significant negative equity.
Given current economic circumstances and the amount of debt, the Group’s primary objective is to focus on resolving the debt issues through a long-term restructuring of the remaining non-restructured
portion of loan portfolio and bringing down both cost of financing and actual interest payments as well as use of all available free cash flow for repayment of debt and fulfilment of payment schedules under the restructured facilities. The Group’s long-term policy is to maintain a strong capital base to maintain investor, creditor and market confidence and to ensure sustainable future development of the business. The Group’s management constantly monitors profitability and leverage ratios. The Group’s capital management is based on a number of covenants, of which ‘Net Debt to Adjusted EBITDA’ and ‘Adjusted EBITDA to Net Interest Expense’ are the main indicators the management uses for control (Note 10.1). The level of dividends is monitored by the Board of Directors of the Group.
In previous periods, as a consequence of a fall of the commodity markets, the Group violated several covenants and defaulted on major credit facilities of interest and debt payments. During 2020, the Group signed restructuring arrangements with the Russian state-controlled banks, however, as of December 31, 2020, the Group was not in compliance with a number of financial and non-financial
covenants set by the loan agreements and repayment schedules under the facilities with the foreign banks. The Group is planning to achieve an agreement on restructuring with the foreign banks and lenders and secure adequate financing to continue in operational existence in the foreseeable future.
The main goal for the Group is to achieve long-term restructuring of the remaining non-restructured
portion of loan portfolio, which will permit to restore working capital, improve efficiency of operations and provide ability to sustain full service of debt in accordance with newly agreed repayment schedules as well as use of all available free cash flow for repayment of debt.
The objectives, policies and processes for managing capital during the year ended December 31, 2020 and 2019 were not changed.